UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street Floor 6
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 503-9095

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 26, 2022, Adicet Bio, Inc. (the “Company”) issued a press release titled “Adicet Bio Reports Positive Clinical Update from ADI-001 Phase 1 Trial in Relapsed/Refractory Non-Hodgkin’s Lymphoma (NHL),” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K .

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 26, 2022, the Company issued a press release announcing updated safety and efficacy data from the Company’s Phase 1 study of ADI-001 for the potential treatment of relapsed or refractory B-cell Non-Hodgkin’s Lymphoma (NHL). Data highlights as of the February 14, 2022 data-cut date were as follows:

•
Six evaluable patients were enrolled in dose level 1 (DL1; 30 million CAR+ cells) and dose level 2 (DL2; 100 million CAR+ cells), 33% (2/6) were female and the median age was 62 years (range 45-75). There were five patients with large B-cell lymphoma and one with mantle cell lymphoma. Indolent lymphomas, such as follicular lymphoma, are currently not enrolled in the study.

•
Overall, the patients were heavily pretreated with a median number of prior therapies of 3.5 (range 2-5) and had a poor prognostic outlook as indicated by the median International Prognostic Index (IPI) score of 3.5 (range 2-4). One patient previously progressed following two prior treatments with autologous anti-CD19 CAR T cell therapy (lisocabtagene maraleucel) prior to receiving ADI-001.

•
At Day 28, the overall response rate (ORR) and the complete response (CR) rate based upon independent central reading by PET/CT were 67% (4/6 patients).

•
As of the February 14, 2022 data-cut date, of the four patients who achieved CR after treatment with ADI-001:
o
Two patients remained in CR with ≥ three months post-treatment follow-up, including a triple-hit large B-cell lymphoma patient who had previously progressed following two administrations of autologous anti-CD19 CAR-T and a total of five lines of prior therapy.
o
As previously disclosed, one patient, a 66-year-old female who had responded to ADI-001, developed COVID-19 related pneumonia approximately two and a half months after ADI-001 administration and later died of complications from it, unrelated to ADI-001. This patient was previously reported as a partial response (PR) by local radiological assessment and has been assessed as a CR by independent central reading.
o
One patient with a CR had not reached the three-month assessment date as of the data-cut date for the ASCO abstract submission.

•
Safety data from the trial at the February 14, 2022 data-cut date were consistent with the previously reported well tolerated profile, with no occurrence of Grade ≥ 3 Cytokine Release Syndrome (CRS), Immune Effector Cell-Associated Neurotoxicity Syndrome (ICANS) or Graft vs Host Disease. No dose-limiting toxicities were documented.

•
All response data have been determined per protocol by independent central reading of PET/CT per Lugano (2014) criteria.

The disclosure under this Item 8.01 contains "forward-looking statements" of Adicet within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business and operations of Adicet. These forward-looking statements include, but are not limited to, express or implied statements regarding the potential safety, durability, tolerability and therapeutic effects of ADI-001; and the expectations around the upcoming release of interim clinical data from the Company’s Phase 1 trial of ADI-001 in NHL patients. Any forward-looking statements in this press release are based on management's current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of COVID-19 on Adicet’s business and financial results, including with respect to disruptions to Adicet’s clinical trials, business operations and ability to raise additional capital; Adicet's ability to execute on its strategy, including obtaining the requisite regulatory approvals on the expected timeline, if at all; that positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; clinical studies may fail to demonstrate adequate safety and efficacy of Adicet’s product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization; and regulatory approval processes of the FDA and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet's actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in Adicet's most recent Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the SEC. All disclosure under this Item 8.01 is as of the date of this Form 8-K, and Adicet undertakes no duty to update this information unless required by law.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Adicet Bio, Inc. on May 26, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Adicet Bio, Inc.

Date:	May 26, 2022	By:	/s/ Chen Schor
		Name: Title:	Chen Schor President and Chief Executive Officer